Exhibit 99.1

Turning Point Brands Makes Strategic Investment in Canadian American Standard Hemp Inc.

LOUISVILLE, Ky. – (November 26, 2018) – Turning Point Brands (NYSE:TPB), an industry leading marketer of Other Tobacco Products (“OTP”), announced that it is has acquired a minority stake in Canadian American Standard Hemp Inc. (“CASH”). The deal will give TPB 19.99% ownership of CASH.

CASH has facilities in Warwick, Rhode Island that currently produce tinctures, capsules, topical products, vape cartridges and oral sprays that contain cannabidiol isolate (“CBD”), developed through proprietary extraction technologies.

The investment in CASH positions TPB to meaningfully participate in the market for hemp-derived products. Through its investment in CASH, TPB will have access to CASH’s proprietary extraction processes enabling the harvest of cannabinoids for use in the creation and distribution of high-quality hemp-derived products. As TPB evolves to provide superior experiences for its customers beyond tobacco, this investment provides the capabilities to be at the forefront of this burgeoning market. TPB and CASH will work together to support and encourage farmers in Rhode Island, Kentucky and across the country to develop hemp farming and cannabinoid cultivation techniques. As part of TPB’s strategic investment, TPB will appoint Graham Purdy, President of New Ventures, to the CASH Board of Directors.

“Today’s investment is the first of many moves the company will make in the flourishing alternative products space,” said Larry Wexler, President and Chief Executive Officer of Turning Point Brands. “Innovation is a driving force in our company. Adult consumers’ needs are evolving, and we intend to leverage our core expertise in sales, distribution and marketing to meet those needs today and into the future.”

“We are pleased to have Turning Point Brands as an equity and strategic partner in Canadian American Standard Hemp. Turning Point Brands, brings a worldwide professional organization with particular expertise in brand development, marketing and distribution points that is unparalleled in the emerging CBD marketplace,” stated Thom Kidrin, Chief Executive Officer of CASH.

“The New Ventures division at TPB was created to tap into the vast potential of the alternatives market,” said Graham Purdy, President of New Ventures. “Combining CASH’s expertise with our infrastructure will allow us to move swiftly into multiple lanes in the growing alternatives marketplace.”

About Turning Point Brands, Inc.
Louisville, Kentucky-based Turning Point Brands, Inc. (NYSE: TPB) is a leading U.S. provider of Other Tobacco Products. TPB, through its focus brands, Stoker’s® in Smokeless products, Zig-Zag® in Smoking products and VaporBeast® and VaporFi® in NewGen products, generates solid cash flow which it uses to finance acquisitions, increase brand support and strengthen its capital structure. TPB does not sell cigarettes. More information about the company is available at its corporate website, www.turningpointbrands.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intend," "plan" and "will" or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. As a result, actual events may differ materially from those expressed in or suggested by the forward-looking statements. Any forward-looking statement made by TPB in this press release speaks only as of the date hereof. New risks and uncertainties come up from time to time, and it is impossible for TPB to predict these events or how they may affect it. TPB has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws. Factors that could cause these differences include, but are not limited to:

•	declining sales of tobacco products, and expected continuing decline of sales, in the tobacco industry overall;
•	our dependence on a small number of third-party suppliers and producers;
•	the possibility that we will be unable to identify or contract with new suppliers or producers in the event of a supply or product disruption;
•	the possibility that our licenses to use certain brands or trademarks will be terminated, challenged or restricted;
•	failure to maintain consumer brand recognition and loyalty of our customers;
•	substantial and increasing U.S. regulation;
•	regulation of our products by the FDA, which has broad regulatory powers;
•	uncertainty related to the regulation and taxation of our NewGen products;
•	possible significant increases in federal, state and local municipal tobacco-related taxes;
•	possible increasing international control and regulation;
•	our reliance on relationships with several large retailers and national chains for distribution of our products;
•	our amount of indebtedness;
•	the terms of our credit facilities, which may restrict our current and future operations;
•	intense competition and our ability to compete effectively;
•	uncertainty and continued evolution of markets containing our NewGen products;

•	significant product liability litigation;
•	the scientific community’s lack of information regarding the long-term health effects of electronic cigarettes, vaporizer and e-liquid use;
•	requirement to maintain compliance with master settlement agreement escrow account;
•	competition from illicit sources;
•	our reliance on information technology;
•	security and privacy breaches;
•	contamination of our tobacco supply or products;
•	infringement on our intellectual property;
•	third-party claims that we infringe on their intellectual property;
•	failure to manage our growth;
•	failure to successfully integrate our acquisitions or otherwise be unable to benefit from pursuing acquisitions;
•	fluctuations in our results;
•	exchange rate fluctuations;
•	adverse U.S. and global economic conditions;
•	sensitivity of end-customers to increased sales taxes and economic conditions;
•	failure to comply with certain regulations;
•	departure of key management personnel or our inability to attract and retain talent;
•	imposition of significant tariffs on imports into the U.S.;
•	reduced disclosure requirements applicable to emerging growth companies may make our common stock less attractive to investors, potentially decreasing our stock price;
•	failure to maintain our status as an emerging growth company before the five-year maximum time period a company may retain such status;
•	our principal stockholders will be able to exert significant influence over matters submitted to our stockholders and may take certain actions to prevent takeovers;
•
our certificate of incorporation and bylaws, as well as Delaware law and certain regulations, could discourage or prohibit acquisition bids or merger proposals, which may adversely affect the market price of our common stock;

•
our certificate of incorporation limits the ownership of our common stock by individuals and entities that are Restricted Investors. These restrictions may affect the liquidity of our common stock and may result in Restricted Investors being required to sell or redeem their shares at a loss or relinquish their voting, dividend and distribution rights;

•
future sales of our common stock in the public market could reduce our stock price, and any additional capital raised by us through the sale of equity or convertible securities may dilute your ownership in us;

•	we may issue preferred stock whose terms could adversely affect the voting power or value of our common stock; and

•	our status as a “controlled company” could make our common stock less attractive to some investors or otherwise harm our stock price.

Contacts:
ir@tpbi.com
Robert Lavan, CFO
(502) 774-9238